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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 27, 1995 included in Comshare, Incorporated's Form 10-K for the year ended June 30, 1995 and to all references to our Firm included in this registration statement.


                                           ARTHUR ANDERSEN LLP




December 14, 1995